                                                                    EXHIBIT 10.7

                              AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT

       This AMENDMENT NO. 1 to the Amended and Restated Investors' Rights Agreement dated as of November 30, 1999 (the "Investors' Rights Agreement") and the Amended and Restated Voting Agreement (the "Voting Agreement"), each dated August 26, 1999, by and among Equinix, Inc., a Delaware corporation (the "Company"), Albert M. Avery, IV and Jay S. Adelson (the "Common Holders") and the investors listed on Schedule A thereto, each of which is herein referred to
                        ----------
as an "Investor," is entered into by the Company, the Common Holders and the Investors whose names are set forth on the signature pages hereto.


                                  WITNESSETH:

       WHEREAS, the parties hereto are parties to the Investors' Rights Agreement and the Voting Agreement;

       WHEREAS, the parties hereto desire to amend the Investors' Rights Agreement and the Voting Agreement to clarify that the piggyback rights set forth in the Investors' Rights Agreement and the termination of the Voting Agreement are triggered by the filing of a registration statement solely related to the Company's common stock and that the Board may approve the grant of additional registration rights;

       WHEREAS, the parties hereto for purposes of amending said agreements: (i) with respect to the Investors' Rights Agreement, constitute the holders of a majority of the Registrable Securities (as defined in the Investors' Rights Agreement) and (ii) with respect to the Voting Agreement, constitute the holders of a majority of the currently outstanding voting securities held by the Party or Parties (as defined in the Voting Agreement) for whose benefit such term has been included.

       NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, agree as follows:


                                   ARTICLE I
                 Amendment to the Investors' Rights Agreement

       1. Section 1.3(a) is hereby deleted and replaced in its entirety, as follows:

           If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the

           Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or a registration of debt securities relating to a registered exchange offer), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

       2. Section 1.14 is hereby deleted and replaced in its entirety, as follows:

           Unless unanimously approved by the Board of Directors, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

                                  ARTICLE II
                       Amendment to the Voting Agreement

       1. Section 14 is hereby deleted and replaced in its entirety, as follows:

           Term. This Agreement shall terminate and be of no further
           ----
           force or effect upon (a) the consummation of the Company's sale of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), (b) the

                                       2
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           acquisition of the Company by another entity by means of
           any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company, (c) such time as the Investors (together with their respective affiliates and partners) shall own less than twenty-five percent (25%) of the outstanding voting Preferred Stock of the Company (as adjusted for stock splits and other recapitalizations), (d) August 26, 2009 or (e) the written consent of the holders of a majority of the then outstanding Founders Shares and the holders of a majority of the then outstanding Preferred Shares.

                                 Miscellaneous

       1. Except as amended by this Amendment, all terms and provisions of the Investors' Rights Agreement and the Voting Agreement continue in full force and effect and unchanged and are hereby confirmed in all respects.

       2. This Amendment may be signed in multiple counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

                                       3
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     IN WITNESS WHEREOF, the parties hereto have executed or caused this
Amendment to be duly executed by their respective officers on the date first above written.


                                   EQUINIX, INC.



                                   By: /s/ Albert M. Avery, IV
                                       -------------------------------


                                   Name:  Albert M. Avery, IV

                                   Title: Chief Executive Officer


                                   COMMON HOLDERS:



                                   /s/ Albert M. Avery, IV
                                   -----------------------------------

                                   Name:  Albert M. Avery, IV



                                   /s/ Jay Adelson
                                   -----------------------------------

                                   Name:  Jay Adelson


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              BENCHMARK CAPITAL PARTNERS II, L.P.
                                   as nominee for
                                   Benchmark Capital Partners, II, L.P.
                                   Benchmark Founders Fund II, L.P.
                                   Benchmark Founders Fund II-A, L.P.
                                   Benchmark Members' Fund, L.P.
                                   By:  Benchmark Capital Management Co. II,
                                        L.L.C., its general partner

                              By:   /s/ Andrew S. Rachleff
                                  ------------------------------------------
                                    Managing Member


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              CISCO SYSTEMS, INC.


                              By: /s/ Michelangelo Volpi
                                  ------------------------------------------

                              Name: Michelangelo Volpi
                                    ----------------------------------------

                              Title: SVP, Business Development
                                     ---------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              PAUL AND JANE BARYAMES


                              By: /s/ Paul Baryames
                                  /s/ Jane Baryames
                                  ------------------------------------------

                              Name: ________________________________________

                              Title: _______________________________________


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              CARLYLE VENTURE PARTNERS, L.P.


                              By: TCG Ventures, Ltd., as the General Partner
                                  ------------------------------------------

                              By: /s/ Frank D. Yeary
                                  ------------------------------------------

                              Name: Frank D. Yeary
                                    ----------------------------------------

                              Title: Attorney-in-Fact
                                     ---------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              C/S VENTURE INVESTORS, L.P.


                              By: TCG Ventures, Ltd., as the General Partner
                                  ------------------------------------------

                              By: /s/ Frank D. Yeary
                                  ------------------------------------------

                              Name: Frank D. Yeary
                                    ----------------------------------------

                              Title: Attorney-in-Fact
                                     ---------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              CARLYLE VENTURE COINVESTMENT, L.L.C.


                              By: TCG Ventures, L.L.C., as the Manager
                                  ------------------------------------------

                              By: TCG Holdings, L.L.C., as the Manager
                                  ------------------------------------------

                              By: /s/ Frank D. Yeary
                                  ------------------------------------------

                              Name: Frank D. Yeary
                                    ----------------------------------------

                              Title: Attorney-in-Fact
                                     ---------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              Carlyle U.S. Venture Partners, L.P

                              By: TCG Ventures, L.L.C., as the General Partner
                                  --------------------------------------------

                              By: TCG Holdings, L.L.C., as the Manager
                                  --------------------------------------------

                              By: /s/ Frank D. Yeary
                                  --------------------------------------------

                              Title: Managing Director
                                     -----------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              /s/ Christos M. Cotsakos
                              ------------------------------------------------

                              By: Cotsakos Ventures, LLC
                                  --------------------------------------------

                              Name: Christos M. Cotsakos
                                    ------------------------------------------

                              Title: Manager
                                     -----------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              DELL USA L.P.
                              ------------------------------------------------

                              By: /s/ Alex C. Smith
                                  --------------------------------------------

                              Title: Vice President
                                     -----------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              Lynn Dwigans
                              ----------------------------------------------

                              By: /s/ Lynn Dwigans
                                  ------------------------------------------

                              Name:  _______________________________________

                              Title: _______________________________________



                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              ______________________________________________

                              By: /s/ Joel Evanier
                                  ------------------------------------------

                              Name: Joel Evanier
                                    ----------------------------------------

                              Title: Consultant
                                     ---------------------------------------


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                   AND AMENDED AND RESTATED VOTING AGREEMENT


                              Enron Communications, Inc.
                              -------------------------

                              By: [SIGNATURE ILLEGIBLE]
                                 ----------------------

                              Name:____________________

                              Title: Vice President
                                    -------------------

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT


                              INVESTOR:

                              G & H Partners
                              -------------------------

                              By: /s/ Scott Dettmer
                                 ----------------------

                              Name: Scott Dettmer
                                   --------------------

                              Title: Partner
                                    -------------------

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              /s/ Richard Frawley
                              -------------------------

                              By:______________________

                              Name: Richard Frawley
                                   --------------------

                              Title:___________________

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              ___________________________

                              By:/s/ Edward R. Kozel
                                 ------------------------

                              Name: Edward R. Kozel
                                   ----------------------

                              Title:_____________________


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
             AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND
                     AMENDED AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              /s/ John Mayes
                              ---------------------------

                              By:________________________

                              Name: John Mayes
                                   ----------------------

                              Title:_____________________

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              Morgan Stanley Dean Witter Equity Funding, Inc
                              ----------------------------------------------

                              By: /s/ David R. Powers
                                 ----------------------

                              Name: David R. Powers
                                   --------------------

                              Title: Vice President
                                    -------------------

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              North Point
                              -------------------------

                              By: /s/ Michael Malaga
                                 ----------------------

                              Name: Michael Malaga
                                   --------------------

                              Title: Chairman & CEO
                                    -------------------

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              Reuters Holdings Switzerland S.A.
                              --------------------------------------

                              By: /s/ Thierry Mabille de Poncheville
                                 -----------------------------------

                              Name: Thierry Mabille de Poncheville
                                   ---------------------------------

                              Title:________________________________

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              Stanford University
                              -------------------------

                              By: /s/ Carol Gilmer
                                ----------------------

                              Name:____________________

                             Title: Gift Administrator
                                   --------------------

                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
         AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT AND AMENDED
                         AND RESTATED VOTING AGREEMENT

                              INVESTOR:

                              __________________________

                              By: /s/ Johnson L. Wu
                                 -----------------------

                              Name: Johnson L. Wu
                                   ---------------------

                              Title:____________________